Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-QSB of Performance Home Buyers, LLC (the “Company”) for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on June 26, 2006 (the “Quarterly Report”), I, Lawrence N. Hoffman, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
June 26, 2006

By	/s/ Lawrence N. Hoffman
Lawrence N. Hoffman
Chief Financial Officer